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Scudder Variable Series II


Scudder Blue Chip Portfolio



Prospectus

May 1, 2005



Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise. Table of Contents

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How the Portfolio Works            Your Investment in the Portfolio

 3 Scudder Blue Chip Portfolio     10   Buying and Selling Shares

 7 Other Policies and Risks        11   How the Portfolio Calculates Share Price

 7 Investment Advisor              12   Distributions

                                   12   Taxes










How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares



      13.84      25.24      -7.84      -15.81      -22.11     27.25       16.04
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      1998        1999       2000       2001        2002       2003       2004
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For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                Worst Quarter: -17.43%, Q3 2001

2005 Total Return as of March 31: -0.22%

Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*

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Portfolio -- Class A          16.04           -2.25              4.67

Index                         11.40           -1.76              7.53
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Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
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Annual Operating Expenses, deducted from portfolio assets
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Management Fee                                                      0.65%
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Distribution/Service (12b-1) Fee                                    None
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Other Expenses                                                      0.05
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Total Annual Operating Expenses*                                    0.70
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* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
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Class A shares             $72            $224           $390           $871
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Janet Campagna                                                  Robert Wang
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 and the              o Joined Deutsche Asset Management in 1995 as portfolio
   portfolio in 2003.                                              manager for asset allocation after 13 years of
 o Head of global and tactical asset allocation.                   experience of trading fixed income and derivative
 o Investment strategist and manager of the asset                  securities at J.P. Morgan.
   allocation strategies group for Barclays Global               o Senior portfolio manager for Multi Asset Class
   Investors from 1994 to 1999.                                    Quantitative Strategies: New York.
 o Over 16 years of investment industry experience.              o Joined the portfolio in 2003.
 o BS, Northeastern University; Master's degree in Social        o BS, The Wharton School, University of Pennsylvania.
   Science, California Institute of Technology; Ph.D in
   Political Science, University of California at Irvine.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Blue Chip Portfolio -- Class A

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Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
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Selected Per Share Data
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Net asset value, beginning of period                                      $11.84    $ 9.37   $12.07    $14.41   $15.69
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Income (loss) from investment operations:
  Net investment income (loss)^b                                             .13       .08      .07       .05      .07
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  Net realized and unrealized gain (loss) on investment transactions        1.76      2.45    (2.73)    (2.33)   (1.29)
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  Total from investment operations                                          1.89      2.53    (2.66)    (2.28)   (1.22)
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Less distributions from:
  Net investment income                                                     (.08)     (.06)    (.04)     (.06)    (.06)
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Net asset value, end of period                                            $13.65    $11.84   $ 9.37    $12.07   $14.41
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Total Return (%)                                                           16.04     27.25   (22.11)   (15.81)  (7.84)
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                       283       242      174       240      228
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Ratio of expenses (%)                                                        .70       .71      .69       .69      .71
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Ratio of net investment income (loss) (%)                                   1.08       .82      .65       .42      .44
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Portfolio turnover rate (%)                                                  249       182      195       118       86
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^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
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Scudder Blue Chip Portfolio                                            0.65%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.
How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II


Scudder Large Cap Value Portfolio



Prospectus

May 1, 2005



Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


How the Portfolio Works                  Your Investment in the Portfolio

 3  Scudder Large Cap Value Portfolio    11  Buying and Selling Shares

 8  Other Policies and Risks             12  How the Portfolio Calculates Share
                                             Price
 8  Investment Advisor
                                         13  Distributions

                                         13  Taxes









How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


 30.38     19.26     -10.21     16.13       1.87      -14.98     32.60     10.07
--------------------------------------------------------------------------------
  1997     1998       1999       2000       2001       2002       2003     2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          10.07             7.98               10.65

Index                         16.49             5.27               11.09
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Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                         Steve Scrudato, CFA
Managing Director of Deutsche Asset Management          Director of Deutsche Asset Management and Portfolio
and Lead Manager of the portfolio.                      Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996              o Joined Deutsche Asset Management in 2000 as a portfolio
   and the portfolio in 1997.                              specialist, Large Cap Value: New York.
 o Over 32 years of investment industry experience.      o Prior to that, 11 years of experience as a product
 o BBA, MBA, Hofstra University.                           specialist and client service executive at Dreyfus
                                                           Investment Advisors and various investment consulting
                                                           and manager research positions at Diversified Investment
                                                           Advisors and PaineWebber.
                                                         o Joined the portfolio in 2004.
                                                         o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Large Cap Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004     2003      2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.57   $11.24    $13.40    $13.40   $14.70
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .27      .24       .23       .23      .30
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    1.18     3.33     (2.20)      .01     1.40
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.45     3.57     (1.97)      .24     1.70
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                 (.23)    (.24)     (.19)     (.24)    (.40)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --       --        --        --    (2.60)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.23)    (.24)     (.19)     (.24)   (3.00)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.79   $14.57    $11.24    $13.40   $13.40
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       10.07    32.60    (14.98)     1.87    16.13
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   274      263       215       257      219
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .80      .80       .79       .79      .80
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.84     1.94      1.84      1.75     2.55
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               40       58        84        72       56
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                      0.75%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II



Scudder Fixed Income Portfolio




Prospectus

May 1, 2005




Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


How the Portfolio Works            Your Investment in the Portfolio

 3 Scudder Fixed Income Portfolio  11   Buying and Selling Shares

 8 Other Policies and Risks        12   How the Portfolio Calculates Share Price

 8 Investment Advisor              13   Distributions

                                   13   Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it. Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
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For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
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Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
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Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
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Annual Operating Expenses, deducted from portfolio assets
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Management Fee                                                      0.60%
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Distribution/Service (12b-1) Fee                                    None
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Other Expenses                                                      0.06
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Total Annual Operating Expenses*                                    0.66
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* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
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Class A shares             $67            $211           $368           $822
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

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Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
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Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
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Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
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  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
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  Total from investment operations                                           .55       .59      .90       .63     1.05
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Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
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  Net realized gains on investment transactions                             (.21)       --       --        --       --
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  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
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Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
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Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                       210       201      216       134       78
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Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
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Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
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Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
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Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
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^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
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Scudder Fixed Income Portfolio                                         0.60%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio. How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Government & Agency Securities Portfolio




Prospectus

May 1, 2005




Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works             Your Investment in the Portfolio

 3   Scudder Government & Agency    11  Buying and Selling Shares
     Securities Portfolio
                                    12  How the Portfolio Calculates Share Price
 8   Other Policies and Risks
                                    13  Distributions
 8   Investment Advisor
                                    13  Taxes






How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio                       0.55%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



Scudder Global Blue Chip Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



   How the Portfolio Works                Your Investment in the Portfolio

     3  Scudder Global Blue Chip              11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

                                              13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 26.70      -3.36      -15.48      -15.77     29.13       14.76
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2005 Total Return as of March 31: 0.64%


Average Annual Total Returns (%) as of 12/31/2004

                              1 Year            5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           14.76              0.39                3.59

Index                          14.72             -2.45                2.63
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Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*   Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.44
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $147           $456           $787          $1,724
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Steve M. Wreford, CFA                                                   Oliver Kratz
Managing Director of Deutsche Asset Management and                      Managing Director of Deutsche Asset Management and
Co-Lead Portfolio Manager of the portfolio.                             Co-Lead Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 2000 and the portfolio            o Joined Deutsche Asset Management in 1996 and the
   in 2002.                                                                portfolio in 2003.
 o Responsible for European Telecommunications Research.                 o Head of global portfolio selection team for Alpha
 o Prior to that, five years of experience as a                            Emerging Markets Equity: New York.
   telecommunication and technology equity analyst for CCF               o Prior to that, two years of experience at Merrill Lynch,
   International, New York; CCF Charterhouse, London and as a              Brown Brothers Harriman and McKinsey & Co.; authored
   management consultant for KPMG, UK.                                     Frontier Emerging Markets Securities Price Behavior and
 o Chartered Accountant, UK (US CPA equivalent).                           Valuation; Kluwers Academic Publishers, 1999.
 o BSc, Aston University.                                                o BA, Tufts University and Karlova University; MALD and
                                                                           Ph.D, The Fletcher School, administered jointly by
                                                                           Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

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Years Ended December 31,                                                  2004      2003       2002       2001     2000^a
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Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39    $ 8.08     $ 9.64     $11.81   $12.37
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .04       .09        .07        .08      .03
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.48      2.25      (1.57)     (1.90)    (.44)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        1.52      2.34      (1.50)     (1.82)    (.41)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.13)     (.03)      (.06)        --       --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             --        --         --       (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (.13)     (.03)      (.06)      (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.78    $10.39     $ 8.08     $ 9.64   $11.81
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         14.76     29.13^c   (15.77)    (15.48)   (3.36)^c
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      63        55         43         44       33
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.44      1.48       1.32       1.24     1.78
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.43      1.17       1.32       1.24     1.50
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .38      1.02        .79        .76      .28
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 81        65         41         52       54
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^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                        Fee Paid
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Scudder Global Blue Chip Portfolio                    1.00%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.


How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II


Scudder High Income Portfolio




Prospectus

May 1, 2005




Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


How the Portfolio Works              Your Investment in the Portfolio

  3 Scudder High Income Portfolio    12 Buying and Selling Shares

  9 Other Policies and Risks         13 How the Portfolio Calculates Share Price

  9 Investment Advisor               14 Distributions

                                     14 Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
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    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
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The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
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^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
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Scudder High Income Portfolio                                          0.60%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio. How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II


Scudder International Select Equity Portfolio




Prospectus

May 1, 2005




Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


How the Portfolio Works                                       Your Investment in the Portfolio

  3   Scudder International Select Equity Portfolio           11   Buying and Selling Shares

  8   Other Policies and Risks                                12   How the Portfolio Calculates  Share Price

  8   Investment Advisor                                      13   Distributions

  9   Portfolio Subadvisor                                    13   Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it. Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
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    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
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For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
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Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
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Annual Operating Expenses, deducted from portfolio assets
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Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                          0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Money Market Portfolio




Prospectus

May 1, 2005




Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolio Works                       Your Investment in the Portfolio

 3   Scudder Money Market Portfolio           10   Buying and Selling Shares

 7   Other Policies and Risks                 11   How the Portfolio Calculates Share Price

 7   Investment Advisor                       11   Distributions

                                              11   Taxes





How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is another issue to know about:

o The advisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest pursuant to procedures adopted by the Board.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                         0.49%
--------------------------------------------------------------------------------

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
--------------------------------------------------------------------------------

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio. How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

The share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



Scudder Small Cap Growth Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

   How the Portfolio Works                 Your Investment in the Portfolio

     3  Scudder Small Cap Growth              11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

                                              13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
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Total Annual Operating Expenses^3                                 0.71
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^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
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Class A shares               $73            $227           $395           $883
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
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Scudder Small Cap Growth Portfolio                    0.65%
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Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                            Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
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Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II


Scudder Strategic Income Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of Scudder Strategic Income Portfolio (the "Acquired Portfolio") into Bond Portfolio (the "Acquiring Portfolio"), a series of Scudder Variable Series I, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each participating Portfolio's Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held during the fourth quarter of 2005. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Portfolio.






               Please Retain This Supplement for Future Reference



May 1, 2005
SVS2-3600

--------------------------------------------------------------------------------

Scudder Variable Series II



o Scudder Strategic Income Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

   How the Portfolio Works                 Your Investment in the Portfolio

     3  Scudder Strategic Income              12  Buying and Selling Shares
        Portfolio
                                              13  How the Portfolio Calculates
     9  Other Policies and Risks                  Share Price

     9  Investment Advisor                    14  Distributions

    10  Portfolio Subadvisor                  14  Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

    10.98      -5.85       2.57       5.23       11.30       7.85       8.60
--------------------------------------------------------------------------------
    1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2005 Total Return as of March 31: -0.82%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            8.60             7.07               5.54

Index 1                        10.35             8.79               7.77

Index 2                        11.77            13.55              10.94

Index 3                        10.76             7.32               6.79

Index 4                         3.54             7.48               6.96
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:


Jan Faller, CFA                              Andrew P. Cestone                          Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset          Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Lead Manager of the           Management and Portfolio Manager of the    Management and Portfolio Manager of
portfolio.                                   portfolio.                                 the portfolio.
 o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.              1998 and the portfolio in 2002.            1996 after five years of experience
 o Over 13 years of investment industry       o Prior to that, investment analyst,         as fixed income analyst at Fidelity
   experience.                                  Phoenix Investment Partners, from          Investments.
 o PanAgora Asset Management, Bond and          1997 to 1998.                            o Portfolio manager for structured
   Currency Investment Manager from 1995      o Prior to that, Credit Officer, asset       and quantitatively based active
   to 1999.                                     based lending group, Fleet Bank,           investment-grade and enhanced
 o BA, Westmont College; MBA, Amos Tuck         from 1995 to 1997.                         fixed-income strategies underlying
   School, Dartmouth College.                 o BA, University of Vermont.                 retail mutual funds and
                                                                                           institutional mandates.
                                                                                         o Head of the Fixed Income Enhanced
                                                                                           Strategies & Mutual Funds Team:
                                                                                           New York.
                                                                                         o Joined the portfolio in 2002.
                                                                                         o BS, Carnegie-Mellon University;
                                                                                           MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:


Brett Diment                                    Edwin Gutierrez
Managing Director of Deutsche Asset             Director of Deutsche Asset Management.
Management.                                      o Member of Emerging Debt team: London.
 o Joined Deutsche Asset Management in           o Joined Deutsche Asset Management in
   1991.                                           2000 after 5 years of experience
 o Over 13 years of investment industry            including emerging debt portfolio
   experience.                                     manager at INVESCO Asset Management
 o Head of Emerging Market Debt for                responsible for Latin America and Asia
   London Fixed Income and responsible             and economist responsible for Latin
   for coordinating research into                  America at LGT Asset Management.
   Continental European markets and              o Joined the portfolio in 2002.
   managing global fixed income,                 o BA, University of California-Berkeley;
   balanced and cash based portfolios:             MS, Georgetown University.
   London.
 o Joined the portfolio in 2002.
 o BSc, London School of Economics.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.82    $11.10   $10.27    $ 9.86   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                 .58       .41      .45       .48      .51
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .39       .47      .68       .03     (.26)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .97       .88     1.13       .51      .25
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --      (.15)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.54)     (.01)      --        --       --
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.54)     (.16)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.25    $11.82   $11.10    $10.27   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         8.60      7.85    11.30      5.23     2.57
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     62        62       60        21        9
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .84       .83      .73       .66     1.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .84       .83      .73       .65     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.99      3.60     4.26      4.76     5.26
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               210       160       65        27      154
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                    0.65%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Strategic Income Portfolio. DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
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Scudder Variable Series II                   811-5002
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Scudder Variable Series II



Scudder Technology Growth Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents

   How the Portfolio Works                 Your Investment in the Portfolio

     3  Scudder Technology Growth             11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

                                              13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -21.57     -32.39      -35.52     46.84       1.92
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                           2000       2001        2002       2003       2004
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For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
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Portfolio -- Class A            1.92           -12.57              -1.69

Index 1                         6.30            -9.29              -4.56

Index 2                         2.91           -15.90              -6.22
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Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
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Annual Operating Expenses, deducted from portfolio assets
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Management Fee                                                       0.75%
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Distribution/Service (12b-1) Fee                                     None
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Other Expenses                                                       0.08
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Total Annual Operating Expenses*                                     0.83
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* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
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Class A shares              $85            $265           $460          $1,025
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                                     Anne Meisner
Managing Director of Deutsche Asset Management and Lead           Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and the portfolio in 2004.     o Joined Deutsche Asset Management in 2001, after 9 years
 o Head of Technology Global Sector Team.                            of experience at Goldman Sachs as vice president, both
 o Prior to joining Deutsche Asset Management, had 14 years          in the fixed income technology division, as well as in
   of experience as senior vice president, fund manager, head        equity research as the lead Infrastructure Software
   of communications and technology teams and equity analyst         analyst, previously serving as member of technical staff
   for Franklin Templeton Investments.                               at Bell Communications Research (formerly Bell Labs).
 o BA, University of California, Davis; MBA, University of         o Analyst for global equity, Hardware and Software
   California, Berkeley.                                             sector: New York.
                                                                   o Joined the portfolio in 2003.
                                                                   o BS, University of Wisconsin; MBA, Columbia University
                                                                     Business School; MS, Computer Science, Michigan State
                                                                     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Technology Growth Portfolio -- Class A

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Years Ended December 31,                                                 2004      2003     2002      2001     2000^a
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Selected Per Share Data
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Net asset value, beginning of period                                   $ 8.84    $ 6.02   $ 9.36    $13.87   $17.77
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Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04      (.04)    (.03)      .01      .04
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  Net realized and unrealized gain (loss) on investment transactions      .13      2.86    (3.30)    (4.50)   (3.84)
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  Total from investment operations                                        .17      2.82    (3.33)    (4.49)   (3.80)
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Less distributions from:
  Net investment income                                                    --        --     (.01)     (.02)      --
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  Net realized gains on investment transactions                            --        --       --        --     (.10)
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  Total distributions                                                      --        --     (.01)     (.02)    (.10)
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Net asset value, end of period                                         $ 9.01    $ 8.84   $ 6.02    $ 9.36   $13.87
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Total Return (%)                                                         1.92     46.84   (35.52)   (32.39)  (21.57)
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Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    230       257      219       351      270
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Ratio of expenses (%)                                                     .83       .86      .80       .81      .82
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Ratio of net investment income (loss) (%)                                 .43      (.50)    (.37)      .12      .21
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Portfolio turnover rate (%)                                               112        66       64        56      107
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^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
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Scudder Technology Growth Portfolio*                  0.75%
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* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.


How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC


222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



Scudder Total Return Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



   How the Portfolio Works                  Your Investment in the Portfolio

     3  Scudder Total Return Portfolio        13  Buying and Selling Shares

    10  Other Policies and Risks              14  How the Portfolio Calculates
                                                  Share Price
    10  Investment Advisor
                                              15  Distributions
    11  Portfolio Subadvisor
                                              15  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
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Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

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Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
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Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
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Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
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Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
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Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
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Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
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^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
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Scudder Total Return Portfolio                        0.55%
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Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
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First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
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Over $1 billion                                                     0.410%
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Portfolio Subadvisor

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio. DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC


222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II



SVS Dreman Financial Services Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents

   How the Portfolio Works                  Your Investment in the Portfolio

     3  SVS Dreman Financial Services         11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

     9  Portfolio Subadvisor                  13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 -5.05      27.04       -4.86      -8.51      28.13       12.00
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
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For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2005 Total Return as of March 31: -7.87%

Average Annual Total Returns (%) as of 12/31/2004

                            1 Year           5 Years       Life of Portfolio*
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Portfolio -- Class A         12.00              9.68              5.99

Index 1                      10.88             -2.30              2.82

Index 2                      10.89              7.26              5.64
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Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
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Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
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Class A shares               $86            $268           $466          $1,037
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The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                  F. James Hutchinson
Chairman and CIO of the subadvisor and Lead Manager of           Managing Director of the subadvisor and Portfolio Manager
the portfolio.                                                   of the portfolio.
 o Began investment career in 1957.                               o Began investment career in 1986.
 o Joined the portfolio in 1998.                                  o Joined the portfolio in 2001.
 o Founder and Chairman, Dreman Value Management L.L.C.           o Prior to joining Dreman Value Management, L.L.C. in
   since 1977.                                                      2000, associated with The Bank of New York for over
                                                                    30 years in both the corporate finance and
                                                                    trust/investment management areas, including President
                                                                    of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

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Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
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Selected Per Share Data
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Net asset value, beginning of period                                      $12.33    $ 9.79   $10.78    $11.53   $ 9.24
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Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .15       .14      .19
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  Net realized and unrealized gain (loss) on investment transactions        1.23      2.50    (1.06)     (.71)    2.27
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  Total from investment operations                                          1.46      2.70     (.91)     (.57)    2.46
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Less distributions from:
  Net investment income                                                     (.20)     (.16)    (.08)     (.13)    (.15)
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  Net realized gains on investment transactions                               --        --       --      (.05)    (.02)
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  Total distributions                                                       (.20)     (.16)    (.08)     (.18)    (.17)
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Net asset value, end of period                                            $13.60    $12.33   $ 9.79    $10.78   $11.53
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Total Return (%)                                                           12.00     28.13    (8.51)    (4.86)   27.04^c
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                       145       143      120       117       66
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Ratio of expenses before expense reductions (%)                              .84       .86      .83       .86      .91
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Ratio of expenses after expense reductions (%)                               .84       .86      .83       .86      .89
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Ratio of net investment income (loss) (%)                                   1.79      1.84     1.44      1.31     2.01
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Portfolio turnover rate (%)                                                    8         7       13        22       13
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^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
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SVS Dreman Financial Services Portfolio*              0.75%
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* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.


How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC


222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
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Scudder Variable Series II                   811-5002
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Scudder Variable Series II



SVS Dreman High Return Equity Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents

   How the Portfolio Works                  Your Investment in the Portfolio

     3  SVS Dreman High Return Equity         11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

     9  Portfolio Subadvisor                  13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                -11.16     30.52       1.69       -18.03     32.04       13.95
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                 1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2005 Total Return as of March 31: 0.59%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            13.95           10.36              6.23

Index                           10.88           -2.30              2.82
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.78
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $80            $249           $433           $966
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                     F. James Hutchinson
Chairman and CIO of the subadvisor and Co-Manager of                Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                      the portfolio.
 o Began investment career in 1957.                                  o Began investment career in 1986.
 o Joined the portfolio in 1998.                                     o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management L.L.C. since        o Prior to joining Dreman Value Management, L.L.C. in
   1977.                                                               2000, associated with The Bank of New York for over
                                                                       30 years in both the corporate finance and
                                                                       trust/investment management areas, including President
                                                                       of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.29    $ 8.76   $10.81    $10.77   $ 8.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .21       .19      .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.32      2.53    (2.13)     (.01)    2.25
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.55      2.73    (1.92)      .18     2.51
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.20)    (.09)     (.14)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --     (.04)       --     (.50)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.20)    (.13)     (.14)    (.70)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.65    $11.29   $ 8.76    $10.81   $10.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           13.95     32.04   (18.03)     1.69    30.52
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       747       672      510       443      168
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .78       .79      .79       .82      .85
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .78       .79      .79       .82      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.96      2.14     2.21      1.78     2.85
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    9        18       17        16       37
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio*              0.73%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.


How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC


222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Variable Series II



SVS Dreman Small Cap Value Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



   How the Portfolio Works                  Your Investment in the Portfolio

     3  SVS Dreman Small Cap Value            11  Buying and Selling Shares
        Portfolio
                                              12  How the Portfolio Calculates
     8  Other Policies and Risks                  Share Price

     8  Investment Advisor                    13  Distributions

     9  Portfolio Subadvisor                  13  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                      Fee Paid
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                  0.75%
--------------------------------------------------------------------------------

Portfolio Subadvisor

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio


The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.


How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



SVS MFS Strategic Value Portfolio


Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



   How the Portfolio Works                 Your Investment in the Portfolio

     3  SVS MFS Strategic Value Portfolio     12  Buying and Selling Shares

     8  Other Policies and Risks              13  How the Portfolio Calculates
                                                  Share Price
     8  Investment Advisor
                                              14  Distributions
     9  Portfolio Subadvisor
                                              14  Taxes



How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share prices will go up and down, so be aware that you could lose money by investing in it.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS MFS Strategic Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o  a decline in the market

o  poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o  the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                             26.74       17.82
--------------------------------------------------------------------------------
                                                              2003       2004
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For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003                   Worst Quarter: -5.44%, Q1 2003

2005 Total Return as of March 31: -2.87%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year            Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       17.82                    7.48

Index                                      16.49                    9.47
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Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/02. Index comparison begins 4/30/02.

Total returns from inception through 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.42
--------------------------------------------------------------------------------
Expense Waiver/Reimbursement*                                            0.27
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                           1.15
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* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS MFS Strategic Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $117           $423           $751          $1,679
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The Portfolio Managers

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio -- Class A

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Year Ended December 31,                                                    2004     2003     2002^a
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Selected Per Share Data
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Net asset value, beginning of period                                     $10.24   $ 8.12   $10.00
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Income (loss) from investment operations:
  Net investment income (loss)^b                                            .11      .06      .05
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  Net realized and unrealized gain (loss) on investment transactions       1.71     2.10    (1.93)
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  Total from investment operations                                         1.82     2.16    (1.88)
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Less distributions from:
  Net investment income                                                    (.05)    (.04)      --
-----------------------------------------------------------------------------------------------------
  Net realized gains                                                       (.01)      --       --
-----------------------------------------------------------------------------------------------------
  Total distributions                                                      (.06)    (.04)      --
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Net asset value, end of period                                           $12.00   $10.24   $ 8.12
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Total Return (%)^c                                                        17.82    26.74   (18.80)**
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                       15        7        5
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Ratio of expenses before expense reductions (%)                            1.42     1.93     2.71*
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Ratio of expenses after expense reductions (%)                             1.14     1.15     1.15*
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Ratio of net investment income (loss) (%)                                  1.05      .67      .82*
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Portfolio turnover rate (%)                                                  54       40        7
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^a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or the portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor make the portfolio's investment decisions, buy and sell securities for the portfolio and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from the portfolio. Below is the actual rate paid by the portfolio during the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
SVS MFS Strategic Value Portfolio*                    0.68%
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* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Portfolio Subadvisor

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.2 billion as of December 31, 2004. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multidistrict litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased portfolio redemptions, reduced sales of portfolio shares, or other adverse consequences to the portfolio.


Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of the portfolio.

Buying and Selling Shares

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in the portfolio. Each insurance company submits purchase and redemption orders to the portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if the portfolio is unable to verify provided information, or for other reasons; if the portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced to the extent that the portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage").

The portfolio discourages short-term and excessive trading. The portfolio will take steps to detect and deter short-term and excessive trading pursuant to the portfolio's policies as described in this prospectus and approved by the Board.

The portfolio's policies include:

o the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the portfolio; and

o the portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolio reserves the right to terminate a separate account's ability to invest in the portfolio if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in the portfolio.

The portfolio's policies and procedures may be modified or terminated at any time.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in the portfolio.

How the Portfolio Calculates Share Price

To calculate net asset value per share or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.


Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.


Taxes

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                   This page
                                  Intentionally
                                   left blank.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the portfolio's performance. They also have detailed performance figures, a list of everything the portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Strategic Income Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of Scudder Strategic Income Portfolio (the "Acquired Portfolio") into Bond Portfolio (the "Acquiring Portfolio"), a series of Scudder Variable Series I, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each participating Portfolio's Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held during the fourth quarter of 2005. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Portfolio.






               Please Retain This Supplement for Future Reference



May 1, 2005
SVS2-3600

--------------------------------------------------------------------------------

Scudder Variable Series II


         SVS Index 500 Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of SVS Index 500 Portfolio (the "Acquired Portfolio") into Scudder VIT Equity 500 Index Fund (the "Acquiring Fund"), a series of Scudder Investments VIT Funds, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each of the Acquired Portfolio's and Acquiring Fund's Board and approval by shareholders of the Acquired Portfolio at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger;
(ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.




               Please Retain This Supplement for Future Reference



May 2, 2005
SVS2-3600


-----------------------------------------------------------------------------------------------------------

Scudder Variable Series II


o Scudder Aggressive Growth Portfolio                            o Scudder Total Return Portfolio

o Scudder Blue Chip Portfolio                                    o SVS Davis Venture Value Portfolio

o Scudder Fixed Income Portfolio                                 o SVS Dreman Financial Services Portfolio

o Scudder Global Blue Chip Portfolio                             o SVS Dreman High Return Equity Portfolio

o Scudder Government & Agency Securities Portfolio               o SVS Dreman Small Cap Value Portfolio

o Scudder High Income Portfolio                                  o SVS Index 500 Portfolio

o Scudder International Select Equity Portfolio                  o SVS INVESCO Dynamic Growth Portfolio

o Scudder Large Cap Value Portfolio                              o SVS Janus Growth And Income Portfolio

o Scudder Money Market Portfolio                                 o SVS Janus Growth Opportunities Portfolio

o Scudder Small Cap Growth Portfolio                             o SVS Oak Strategic Equity Portfolio

o Scudder Strategic Income Portfolio                             o SVS Turner Mid Cap Growth Portfolio

o Scudder Technology Growth Portfolio





Prospectus

May 1, 2005


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                                                                 Your Investment in the Portfolios

 3   Scudder Aggressive Growth               70   SVS Davis Venture Value               126   Buying and Selling Shares
     Portfolio                                    Portfolio
                                                                                        127   How the Portfolios Calculate
 8   Scudder Blue Chip Portfolio             75   SVS Dreman Financial Services               Share Price
                                                  Portfolio
12   Scudder Fixed Income                                                               128   Distributions
     Portfolio                               80   SVS Dreman High Return
                                                  Equity Portfolio                      128   Taxes
17   Scudder Global Blue Chip
     Portfolio                               85   SVS Dreman Small Cap Value
                                                  Portfolio
22   Scudder Government & Agency
     Securities Portfolio                    90   SVS Index 500 Portfolio

27   Scudder High Income Portfolio           94   SVS INVESCO Dynamic
                                                  Growth Portfolio
33   Scudder International Select
     Equity Portfolio                        99   SVS Janus Growth And Income
                                                  Portfolio
38   Scudder Large Cap Value
     Portfolio                              104   SVS Janus Growth
                                                  Opportunities Portfolio
43   Scudder Money Market
     Portfolio                              109   SVS Oak Strategic Equity
                                                  Portfolio
47   Scudder Small Cap Growth
     Portfolio                              113   SVS Turner Mid Cap Growth
                                                  Portfolio
52   Scudder Strategic Income
     Portfolio                              118   Other Policies and Risks

58   Scudder Technology Growth              118   Investment Advisor
     Portfolio
                                            120   Portfolio Subadvisors
63   Scudder Total Return Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers normally will sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities or to adjust their emphasis on a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, growth stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


                            -4.96      -21.76      -30.66     33.99       4.02
--------------------------------------------------------------------------------
                             2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                Worst Quarter: -25.94%, Q3 2001

2005 Total Return as of March 31: 1.22%


Average Annual Total Returns (%) as of 12/31/2004

                                 1 Year          5 Years     Life of Portfolio*

--------------------------------------------------------------------------------
Portfolio -- Class A               4.02           -6.40             0.09

Index 1                            6.93           -8.87            -4.09

Index 2                           10.88           -2.30            -0.21
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total returns for 2000, and in 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000, and in 2003 and 2004, would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.02
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                       0.07
--------------------------------------------------------------------------------
Net Annual Operating Expenses*                                           0.95
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                       1 Year       3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                 $97          $318          $556       $1,242
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Samuel A. Dedio                                                 Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead      Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight          o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,           portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.        o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and          Cap Equity: New York.
   senior small-cap analyst for technology.                      o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                   including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,       Credit Suisse Asset Management (or at its predecessor,
   Kogod School of Business.                                       Warburg Pincus Asset Management) and senior research
                                                                   analyst at US Trust Company of New York.
                                                                 o BA, MBA, The Wharton School, University of Pennsylvania.



The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.46    $ 7.06   $10.22    $13.20   $13.99
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.01)     (.05)    (.01)      .06      .18
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .39      2.45    (3.11)    (2.92)    (.87)
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .38      2.40    (3.12)    (2.86)    (.69)
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --         --    (.04)     (.12)      --
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --         --      --        --     (.10)
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --         --    (.04)     (.12)    (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.84    $ 9.46   $ 7.06    $10.22   $13.20
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.02^c   33.99^c (30.66)   (21.76)   (4.96)
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        53        56       44        71       66
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.02       .98      .81       .86      .95
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .95       .95      .81       .86      .94
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.11)     (.57)    (.19)      .58     1.22
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  103        91       71        42      103
-------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares



      13.84      25.24      -7.84      -15.81      -22.11     27.25       16.04
--------------------------------------------------------------------------------
      1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                Worst Quarter: -17.43%, Q3 2001

2005 Total Return as of March 31: -0.22%

Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*

--------------------------------------------------------------------------------
Portfolio -- Class A          16.04           -2.25              4.67

Index                         11.40           -1.76              7.53
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.70
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Janet Campagna                                                  Robert Wang
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 and the              o Joined Deutsche Asset Management in 1995 as portfolio
   portfolio in 2003.                                              manager for asset allocation after 13 years of
 o Head of global and tactical asset allocation.                   experience of trading fixed income and derivative
 o Investment strategist and manager of the asset                  securities at J.P. Morgan.
   allocation strategies group for Barclays Global               o Senior portfolio manager for Multi Asset Class
   Investors from 1994 to 1999.                                    Quantitative Strategies: New York.
 o Over 16 years of investment industry experience.              o Joined the portfolio in 2003.
 o BS, Northeastern University; Master's degree in Social        o BS, The Wharton School, University of Pennsylvania.
   Science, California Institute of Technology; Ph.D in
   Political Science, University of California at Irvine.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.84    $ 9.37   $12.07    $14.41   $15.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .13       .08      .07       .05      .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.76      2.45    (2.73)    (2.33)   (1.29)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.89      2.53    (2.66)    (2.28)   (1.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.08)     (.06)    (.04)     (.06)    (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.65    $11.84   $ 9.37    $12.07   $14.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           16.04     27.25   (22.11)   (15.81)  (7.84)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       283       242      174       240      228
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .70       .71      .69       .69      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.08       .82      .65       .42      .44
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  249       182      195       118       86
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .55       .59      .90       .63     1.05
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.21)       --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       201      216       134       78
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
-------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on established companies in countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 26.70      -3.36      -15.48      -15.77     29.13       14.76
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2005 Total Return as of March 31: 0.64%


Average Annual Total Returns (%) as of 12/31/2004

                              1 Year            5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           14.76              0.39                3.59

Index                          14.72             -2.45                2.63
--------------------------------------------------------------------------------


Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*   Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.44
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $147           $456           $787          $1,724
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Steve M. Wreford, CFA                                                   Oliver Kratz
Managing Director of Deutsche Asset Management and                      Managing Director of Deutsche Asset Management and
Co-Lead Portfolio Manager of the portfolio.                             Co-Lead Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 2000 and the portfolio            o Joined Deutsche Asset Management in 1996 and the
   in 2002.                                                                portfolio in 2003.
 o Responsible for European Telecommunications Research.                 o Head of global portfolio selection team for Alpha
 o Prior to that, five years of experience as a                            Emerging Markets Equity: New York.
   telecommunication and technology equity analyst for CCF               o Prior to that, two years of experience at Merrill Lynch,
   International, New York; CCF Charterhouse, London and as a              Brown Brothers Harriman and McKinsey & Co.; authored
   management consultant for KPMG, UK.                                     Frontier Emerging Markets Securities Price Behavior and
 o Chartered Accountant, UK (US CPA equivalent).                           Valuation; Kluwers Academic Publishers, 1999.
 o BSc, Aston University.                                                o BA, Tufts University and Karlova University; MALD and
                                                                           Ph.D, The Fletcher School, administered jointly by
                                                                           Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2004      2003       2002       2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39    $ 8.08     $ 9.64     $11.81   $12.37
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .04       .09        .07        .08      .03
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      1.48      2.25      (1.57)     (1.90)    (.44)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        1.52      2.34      (1.50)     (1.82)    (.41)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   (.13)     (.03)      (.06)        --       --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             --        --         --       (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (.13)     (.03)      (.06)      (.35)    (.15)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.78    $10.39     $ 8.08     $ 9.64   $11.81
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         14.76     29.13^c   (15.77)    (15.48)   (3.36)^c
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      63        55         43         44       33
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.44      1.48       1.32       1.24     1.78
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            1.43      1.17       1.32       1.24     1.50
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .38      1.02        .79        .76      .28
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 81        65         41         52       54
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

^c Total returns would have been lower had certain expenses not been reduced.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


 30.38     19.26     -10.21     16.13       1.87      -14.98     32.60     10.07
--------------------------------------------------------------------------------
  1997     1998       1999       2000       2001       2002       2003     2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          10.07             7.98               10.65

Index                         16.49             5.27               11.09
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                         Steve Scrudato, CFA
Managing Director of Deutsche Asset Management          Director of Deutsche Asset Management and Portfolio
and Lead Manager of the portfolio.                      Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996              o Joined Deutsche Asset Management in 2000 as a portfolio
   and the portfolio in 1997.                              specialist, Large Cap Value: New York.
 o Over 32 years of investment industry experience.      o Prior to that, 11 years of experience as a product
 o BBA, MBA, Hofstra University.                           specialist and client service executive at Dreyfus
                                                           Investment Advisors and various investment consulting
                                                           and manager research positions at Diversified Investment
                                                           Advisors and PaineWebber.
                                                         o Joined the portfolio in 2004.
                                                         o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Large Cap Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004     2003      2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.57   $11.24    $13.40    $13.40   $14.70
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .27      .24       .23       .23      .30
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    1.18     3.33     (2.20)      .01     1.40
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.45     3.57     (1.97)      .24     1.70
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                 (.23)    (.24)     (.19)     (.24)    (.40)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --       --        --        --    (2.60)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.23)    (.24)     (.19)     (.24)   (3.00)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.79   $14.57    $11.24    $13.40   $13.40
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       10.07    32.60    (14.98)     1.87    16.13
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   274      263       215       257      219
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .80      .80       .79       .79      .80
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.84     1.94      1.84      1.75     2.55
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               40       58        84        72       56
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

    10.98      -5.85       2.57       5.23       11.30       7.85       8.60
--------------------------------------------------------------------------------
    1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2005 Total Return as of March 31: -0.82%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            8.60             7.07               5.54

Index 1                        10.35             8.79               7.77

Index 2                        11.77            13.55              10.94

Index 3                        10.76             7.32               6.79

Index 4                         3.54             7.48               6.96
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:


Jan Faller, CFA                              Andrew P. Cestone                          Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset          Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Lead Manager of the           Management and Portfolio Manager of the    Management and Portfolio Manager of
portfolio.                                   portfolio.                                 the portfolio.
 o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.              1998 and the portfolio in 2002.            1996 after five years of experience
 o Over 13 years of investment industry       o Prior to that, investment analyst,         as fixed income analyst at Fidelity
   experience.                                  Phoenix Investment Partners, from          Investments.
 o PanAgora Asset Management, Bond and          1997 to 1998.                            o Portfolio manager for structured
   Currency Investment Manager from 1995      o Prior to that, Credit Officer, asset       and quantitatively based active
   to 1999.                                     based lending group, Fleet Bank,           investment-grade and enhanced
 o BA, Westmont College; MBA, Amos Tuck         from 1995 to 1997.                         fixed-income strategies underlying
   School, Dartmouth College.                 o BA, University of Vermont.                 retail mutual funds and
                                                                                           institutional mandates.
                                                                                         o Head of the Fixed Income Enhanced
                                                                                           Strategies & Mutual Funds Team:
                                                                                           New York.
                                                                                         o Joined the portfolio in 2002.
                                                                                         o BS, Carnegie-Mellon University;
                                                                                           MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:


Brett Diment                                    Edwin Gutierrez
Managing Director of Deutsche Asset             Director of Deutsche Asset Management.
Management.                                      o Member of Emerging Debt team: London.
 o Joined Deutsche Asset Management in           o Joined Deutsche Asset Management in
   1991.                                           2000 after 5 years of experience
 o Over 13 years of investment industry            including emerging debt portfolio
   experience.                                     manager at INVESCO Asset Management
 o Head of Emerging Market Debt for                responsible for Latin America and Asia
   London Fixed Income and responsible             and economist responsible for Latin
   for coordinating research into                  America at LGT Asset Management.
   Continental European markets and              o Joined the portfolio in 2002.
   managing global fixed income,                 o BA, University of California-Berkeley;
   balanced and cash based portfolios:             MS, Georgetown University.
   London.
 o Joined the portfolio in 2002.
 o BSc, London School of Economics.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.82    $11.10   $10.27    $ 9.86   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                 .58       .41      .45       .48      .51
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .39       .47      .68       .03     (.26)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .97       .88     1.13       .51      .25
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --      (.15)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.54)     (.01)      --        --       --
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.54)     (.16)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.25    $11.82   $11.10    $10.27   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         8.60      7.85    11.30      5.23     2.57
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     62        62       60        21        9
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .84       .83      .73       .66     1.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .84       .83      .73       .65     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.99      3.60     4.26      4.76     5.26
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               210       160       65        27      154
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -21.57     -32.39      -35.52     46.84       1.92
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            1.92           -12.57              -1.69

Index 1                         6.30            -9.29              -4.56

Index 2                         2.91           -15.90              -6.22
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                                     Anne Meisner
Managing Director of Deutsche Asset Management and Lead           Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and the portfolio in 2004.     o Joined Deutsche Asset Management in 2001, after 9 years
 o Head of Technology Global Sector Team.                            of experience at Goldman Sachs as vice president, both
 o Prior to joining Deutsche Asset Management, had 14 years          in the fixed income technology division, as well as in
   of experience as senior vice president, fund manager, head        equity research as the lead Infrastructure Software
   of communications and technology teams and equity analyst         analyst, previously serving as member of technical staff
   for Franklin Templeton Investments.                               at Bell Communications Research (formerly Bell Labs).
 o BA, University of California, Davis; MBA, University of         o Analyst for global equity, Hardware and Software
   California, Berkeley.                                             sector: New York.
                                                                   o Joined the portfolio in 2003.
                                                                   o BS, University of Wisconsin; MBA, Columbia University
                                                                     Business School; MS, Computer Science, Michigan State
                                                                     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Technology Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001     2000^a
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.84    $ 6.02   $ 9.36    $13.87   $17.77
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04      (.04)    (.03)      .01      .04
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .13      2.86    (3.30)    (4.50)   (3.84)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .17      2.82    (3.33)    (4.49)   (3.80)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --        --     (.01)     (.02)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            --        --       --        --     (.10)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      --        --     (.01)     (.02)    (.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.01    $ 8.84   $ 6.02    $ 9.36   $13.87
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         1.92     46.84   (35.52)   (32.39)  (21.57)
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    230       257      219       351      270
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                     .83       .86      .80       .81      .82
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .43      (.50)    (.37)      .12      .21
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               112        66       64        56      107
-----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

SVS Davis Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, manage risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

Investors with long-term goals who want a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                 -15.79     29.84       11.83
--------------------------------------------------------------------------------
                                                  2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.70%, Q3 2002

2005 Total Return as of March 31: -0.28%


Average Annual Total Returns (%) as of 12/31/2004

                                       1 Year               Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                    11.83                      4.17

Index                                   16.49                      5.65
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.05
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $107           $334           $579          $1,283
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001^a
----------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.31   $ 7.99    $ 9.50   $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .08      .06       .05      .03
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.14     2.31     (1.55)    (.53)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.22     2.37     (1.50)    (.50)
----------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.05)    (.05)     (.01)      --
  Net investment income
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.48   $10.31    $ 7.99   $ 9.50
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.83    29.84    (15.79)   (5.00)**
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       268      220       160      109
----------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.05     1.01      1.02     1.09*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .74      .62       .62      .48*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    3        7        22      15*
----------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                 -5.05      27.04       -4.86      -8.51      28.13       12.00
--------------------------------------------------------------------------------
                  1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2005 Total Return as of March 31: -7.87%

Average Annual Total Returns (%) as of 12/31/2004

                            1 Year           5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         12.00              9.68              5.99

Index 1                      10.88             -2.30              2.82

Index 2                      10.89              7.26              5.64
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                  F. James Hutchinson
Chairman and CIO of the subadvisor and Lead Manager of           Managing Director of the subadvisor and Portfolio Manager
the portfolio.                                                   of the portfolio.
 o Began investment career in 1957.                               o Began investment career in 1986.
 o Joined the portfolio in 1998.                                  o Joined the portfolio in 2001.
 o Founder and Chairman, Dreman Value Management L.L.C.           o Prior to joining Dreman Value Management, L.L.C. in
   since 1977.                                                      2000, associated with The Bank of New York for over
                                                                    30 years in both the corporate finance and
                                                                    trust/investment management areas, including President
                                                                    of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.33    $ 9.79   $10.78    $11.53   $ 9.24
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .15       .14      .19
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.23      2.50    (1.06)     (.71)    2.27
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.46      2.70     (.91)     (.57)    2.46
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.20)     (.16)    (.08)     (.13)    (.15)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.05)    (.02)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.20)     (.16)    (.08)     (.18)    (.17)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.60    $12.33   $ 9.79    $10.78   $11.53
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           12.00     28.13    (8.51)    (4.86)   27.04^c
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       145       143      120       117       66
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .84       .86      .83       .86      .91
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .84       .86      .83       .86      .89
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.79      1.84     1.44      1.31     2.01
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    8         7       13        22       13
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                -11.16     30.52       1.69       -18.03     32.04       13.95
--------------------------------------------------------------------------------
                 1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2005 Total Return as of March 31: 0.59%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            13.95           10.36              6.23

Index                           10.88           -2.30              2.82
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.78
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $80            $249           $433           $966
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                     F. James Hutchinson
Chairman and CIO of the subadvisor and Co-Manager of                Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                      the portfolio.
 o Began investment career in 1957.                                  o Began investment career in 1986.
 o Joined the portfolio in 1998.                                     o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management L.L.C. since        o Prior to joining Dreman Value Management, L.L.C. in
   1977.                                                               2000, associated with The Bank of New York for over
                                                                       30 years in both the corporate finance and
                                                                       trust/investment management areas, including President
                                                                       of The Bank of New York (NJ).

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.29    $ 8.76   $10.81    $10.77   $ 8.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .23       .20      .21       .19      .26
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.32      2.53    (2.13)     (.01)    2.25
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.55      2.73    (1.92)      .18     2.51
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.19)     (.20)    (.09)     (.14)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --     (.04)       --     (.50)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.19)     (.20)    (.13)     (.14)    (.70)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.65    $11.29   $ 8.76    $10.81   $10.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           13.95     32.04   (18.03)     1.69    30.52
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       747       672      510       443      168
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .78       .79      .79       .82      .85
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .78       .79      .79       .82      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.96      2.14     2.21      1.78     2.85
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    9        18       17        16       37
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                           -9.93      -12.05      -22.34     27.93       10.38
--------------------------------------------------------------------------------
                            2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003                   Worst Quarter: -17.23%, Q3 2002

2005 Total Return as of March 31: -2.19%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year        5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            10.38          -2.78                -0.92

Index                           10.88          -2.30                -0.10
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                      0.20%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                    0.29
--------------------------------------------------------------------------------

* Restated to reflect a new management fee schedule effective October 1, 2004.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.377%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $30            $93            $163           $368
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, N.A.

James B. Francis is primarily responsible for the day-to-day management of the portfolio. Mr. Francis is a Senior Vice President of the subadvisor where he is responsible for the management of various equity and equity index portfolios. Mr. Francis joined the subadvisor in February 2005. From 1988 to 2005, he was a Senior Portfolio Manager with State Street Global Advisors where he managed various equity portfolios.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.35    $ 6.61   $ 8.55    $ 9.78   $10.96
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .14       .09      .09       .08      .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .72      1.73    (1.99)    (1.26)   (1.18)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .86      1.82    (1.90)    (1.18)   (1.08)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.09)     (.08)    (.04)     (.05)    (.05)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --        --     (.05)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.09)     (.08)    (.04)     (.05)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.12    $ 8.35   $ 6.61    $ 8.55   $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           10.38     27.93   (22.34)   (12.05)^c (9.93)^c
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       333       309      233       219      102
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .41       .49      .48       .65      .88
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .41       .49      .48       .55      .54
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.64      1.31     1.16       .88      .90
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   13         8        6        13       20
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                    -30.91     35.53       12.01
--------------------------------------------------------------------------------
                                                     2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                   Worst Quarter: -20.45%, Q2 2002

2005 Total Return as of March 31: -1.63%


Average Annual Total Returns (%) as of 12/31/2004

                                            1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                        12.01                  -2.16

Index                                       15.48                   2.45
--------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.48
--------------------------------------------------------------------------------
Less Expense Waiver*                                                 0.18
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                                 1.30
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $132           $450           $791          $1,753
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is INVESCO Institutional (N.A.), Inc. ("INVESCO"). Paul J. Rasplicka is the manager of the portfolio. Mr. Rasplicka, a Senior Portfolio Manager at INVESCO, has been affiliated with INVESCO and/or its affiliates since 1994 and joined the portfolio in 2004.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001^a
------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.24   $ 6.08    $ 8.80   $10.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.06)    (.06)     (.05)    (.02)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.05     2.22     (2.67)   (1.18)
------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .99     2.16     (2.72)   (1.20)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 9.23   $ 8.24    $ 6.08   $ 8.80
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           12.01^c  35.53^c  (30.91)  (12.00)^c**
------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        35       34        25       23
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.48     1.46      1.14     1.97*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.30     1.30      1.14     1.30*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.71)    (.85)     (.71)    (.40)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  133      115        79       40*
------------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -9.18      -12.28      -20.22     24.37       11.51
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004                   Worst Quarter: -15.87%, Q3 2002

2005 Total Return as of March 31: -1.59%


Average Annual Total Returns (%) as of 12/31/2004

                                  1 Year        5 Years      Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A              11.51         -2.49               0.25

Index                              6.30         -9.29              -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       0.86
--------------------------------------------------------------------------------

*    Restated to reflect a new management schedule effective on May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth and Income Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth and Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003      2002***   2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data                                                                   (Restated)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.86    $ 7.18    $ 9.05    $10.40   $11.49
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                         .03       .03       .04       .08      .12
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .99      1.71     (1.86)    (1.36)   (1.16)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.02      1.74     (1.82)    (1.28)   (1.04)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   --      (.06)     (.05)     (.07)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --        --        --        --     (.05)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     --      (.06)     (.05)     (.07)    (.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.88    $ 8.86    $ 7.18    $ 9.05   $10.40
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       11.51     24.37    (20.22)   (12.28)   (9.18)^d
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   187       189       167       179      104
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.06      1.07      1.04      1.05     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.06      1.07      1.04      1.05     1.01
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .34       .40       .54       .90     1.07
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               52        46        57        48       39
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -11.42     -23.76      -30.62     26.97       12.57
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2005 Total Return as of March 31: -3.15%

Average Annual Total Returns (%) as of 12/31/2004

                                1 Year       5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            12.57         -7.72              -4.71

Index                            6.30         -9.29              -6.30
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee*                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       0.86
--------------------------------------------------------------------------------

*    Restated to reflect a new management fee schedule effective on May 1, 2005.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                               2004      2003    2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 6.92    $ 5.45  $ 7.86    $10.31   $11.64
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                        .02      (.01)   (.01)     (.03)    (.02)
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    .85      1.48   (2.40)    (2.42)   (1.31)
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      .87      1.47   (2.41)    (2.45)   (1.33)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 7.79    $ 6.92  $ 5.45    $ 7.86   $10.31
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                      12.57     26.97  (30.53)   (23.76)  (11.42)^c
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  132       132     118       164      139
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        1.06      1.07    1.01      1.11     1.06
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.06      1.07    1.01      1.10     1.01
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               .31      (.17)   (.10)     (.31)    (.20)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              58        50      48        34       14
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the return for the portfolio's Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Return (%) as of 12/31 each year -- Class A shares

                                               -39.74     49.78       1.31
--------------------------------------------------------------------------------
                                                2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                   Worst Quarter: -27.69%, Q2 2002

2005 Total Return as of March 31: -10.49%

Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       1.31                 -9.44

Index                                      6.30                 -3.18
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.10
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $112           $350           $606          $1,340
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class A


----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2004      2003     2002      2001^a
----------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $ 6.86    $ 4.58   $ 7.60    $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            .01      (.03)    (.02)     (.02)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        .08      2.31    (3.00)    (2.38)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          .09      2.28    (3.02)    (2.40)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 6.95    $ 6.86   $ 4.58    $ 7.60
----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           1.31     49.78   (39.74)   (24.00)^c*
----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       71        76       41        44
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            1.10      1.13      .96      1.44*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             1.10      1.13      .96      1.15*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   .08      (.48)    (.30)     (.43)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  39         6       16        3*
----------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of March 31, 2005, the Index had a median market capitalization of $3.39 billion). 4___The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

                                                   -32.20     48.49       11.04
--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003                   Worst Quarter: -19.06%, Q2 2002

2005 Total Return as of March 31: -2.43%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                       11.04                  -0.38

Index                                      15.48                   2.45
--------------------------------------------------------------------------------

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses had not been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                        1.19
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $121           $378           $654          $1,443
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh, William C. McVail and Robert
E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004     2003      2002     2001^a
--------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.88   $ 5.98    $ 8.82   $10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.07)    (.06)     (.06)    (.04)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     1.05     2.96     (2.78)   (1.14)
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .98     2.90     (2.84)   (1.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.86   $ 8.88    $ 5.98   $ 8.82
--------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        11.04    48.49    (32.20)  (11.80)^c**
--------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    118      110        61       48
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.19     1.18      1.13     1.82*
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.19     1.18      1.13     1.30*
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.82)    (.90)     (.82)    (.76)*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               174      155       225      205*
--------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio*                                   0.68%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                            0.65%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                         0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio                                     1.00%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio                       0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                          0.60%
--------------------------------------------------------------------------------

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                          0.75%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                      0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                         0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio*                                   0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                         0.55%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                                      0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio*                               0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio*                               0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                   0.75%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio*                                               0.32%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio*                                  0.82%
--------------------------------------------------------------------------------
SVS Janus Growth And Income Portfolio                                  0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio                               0.95%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                                     0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio*                                   1.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
--------------------------------------------------------------------------------

Effective October 1, 2004, SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rate shown below:

Portfolio                                                          Fee Rate
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                                             0.200%
--------------------------------------------------------------------------------


Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
--------------------------------------------------------------------------------


Effective May 1, 2005, SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pays a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.750%
--------------------------------------------------------------------------------
Next $750 million                                                   0.725%
--------------------------------------------------------------------------------
Next $1.5 billion                                                   0.700%
--------------------------------------------------------------------------------
Over $2.5 billion                                                   0.675%
--------------------------------------------------------------------------------


Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Index 500 Portfolio

Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2004, NTI had approximately $274 billion in assets under management.

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Institutional (N.A.), ("INVESCO"), located at 1360 Peachtree Street NE, Atlanta, GA 30309, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $195 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $382 billion in assets worldwide as of December 31, 2004. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has assumed subadvisory responsibilities for the portfolio from its affiliate, INVESCO Funds Group ("IFG").

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio's subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG, the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the Office of the Attorney General of the State of New York ("NYAG") and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.

Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring IFG or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including SVS Dynamic Growth Portfolio.

Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties including IFG, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. IFG anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against IFG or AMVESCAP and related entities and individuals in the future. IFG does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940. A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of

Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolios.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2004, Turner Investment Partners, Inc. had approximately $15.8 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                   This page
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To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


Scudder Strategic Income Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of Scudder Strategic Income Portfolio (the "Acquired Portfolio") into Bond Portfolio (the "Acquiring Portfolio"), a series of Scudder Variable Series I, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each participating Portfolio's Board and approval by shareholders of the applicable Acquired Portfolio at a shareholder meeting expected to be held during the fourth quarter of 2005. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Portfolio.






               Please Retain This Supplement for Future Reference



May 1, 2005
SVS2-3600

-------------------------------------------------------------------------------------------------------

Scudder Variable Series II


o Scudder Blue Chip Portfolio                                    o Scudder Money Market Portfolio

o Scudder Fixed Income Portfolio                                 o Scudder Small Cap Growth Portfolio

o Scudder Government & Agency Securities Portfolio               o Scudder Strategic Income Portfolio

o Scudder High Income Portfolio                                  o Scudder Total Return Portfolio

o Scudder International Select Equity Portfolio                  o SVS Dreman Small Cap Value Portfolio

o Scudder Large Cap Value Portfolio





Prospectus

May 1, 2005


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

-------------------------------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                                              Your Investment in the Portfolios

 3   Scudder Blue Chip Portfolio                                     64   Buying and Selling Shares

 7   Scudder Fixed Income Portfolio                                  65   How the Portfolios Calculate Share Price

12   Scudder Government & Agency                                     66   Distributions
     Securities Portfolio
                                                                     66   Taxes
17   Scudder High Income Portfolio

23   Scudder International Select Equity Portfolio

28   Scudder Large Cap Value Portfolio

33   Scudder Money Market Portfolio

37   Scudder Small Cap Growth Portfolio

42   Scudder Strategic Income Portfolio

48   Scudder Total Return Portfolio

55   SVS Dreman Small Cap Value Portfolio

60   Other Policies and Risks

60   Investment Advisor

62   Portfolio Subadvisors





How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2005, the S&P 500 Index had a median market capitalization of $10.82 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares



      13.84      25.24      -7.84      -15.81      -22.11     27.25       16.04
--------------------------------------------------------------------------------
      1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                Worst Quarter: -17.43%, Q3 2001

2005 Total Return as of March 31: -0.22%

Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*

--------------------------------------------------------------------------------
Portfolio -- Class A          16.04           -2.25              4.67

Index                         11.40           -1.76              7.53
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.70
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $72            $224           $390           $871
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:


Janet Campagna                                                  Robert Wang
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                             Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 and the              o Joined Deutsche Asset Management in 1995 as portfolio
   portfolio in 2003.                                              manager for asset allocation after 13 years of
 o Head of global and tactical asset allocation.                   experience of trading fixed income and derivative
 o Investment strategist and manager of the asset                  securities at J.P. Morgan.
   allocation strategies group for Barclays Global               o Senior portfolio manager for Multi Asset Class
   Investors from 1994 to 1999.                                    Quantitative Strategies: New York.
 o Over 16 years of investment industry experience.              o Joined the portfolio in 2003.
 o BS, Northeastern University; Master's degree in Social        o BS, The Wharton School, University of Pennsylvania.
   Science, California Institute of Technology; Ph.D in
   Political Science, University of California at Irvine.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.84    $ 9.37   $12.07    $14.41   $15.69
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .13       .08      .07       .05      .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.76      2.45    (2.73)    (2.33)   (1.29)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.89      2.53    (2.66)    (2.28)   (1.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.08)     (.06)    (.04)     (.06)    (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.65    $11.84   $ 9.37    $12.07   $14.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           16.04     27.25   (22.11)   (15.81)  (7.84)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       283       242      174       240      228
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .70       .71      .69       .69      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.08       .82      .65       .42      .44
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  249       182      195       118       86
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .55       .59      .90       .63     1.05
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.21)       --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       201      216       134       78
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
-------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


 30.38     19.26     -10.21     16.13       1.87      -14.98     32.60     10.07
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  1997     1998       1999       2000       2001       2002       2003     2004
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For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year          5 Years        Life of Portfolio*
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Portfolio -- Class A          10.07             7.98               10.65

Index                         16.49             5.27               11.09
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Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                         Class A
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Annual Operating Expenses, deducted from portfolio assets
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Management Fee                                                     0.75%
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Distribution/Service (12b-1) Fee                                   None
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Other Expenses                                                     0.05
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Total Annual Operating Expenses*                                   0.80
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* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
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Class A shares              $82            $255           $444           $990
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                         Steve Scrudato, CFA
Managing Director of Deutsche Asset Management          Director of Deutsche Asset Management and Portfolio
and Lead Manager of the portfolio.                      Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996              o Joined Deutsche Asset Management in 2000 as a portfolio
   and the portfolio in 1997.                              specialist, Large Cap Value: New York.
 o Over 32 years of investment industry experience.      o Prior to that, 11 years of experience as a product
 o BBA, MBA, Hofstra University.                           specialist and client service executive at Dreyfus
                                                           Investment Advisors and various investment consulting
                                                           and manager research positions at Diversified Investment
                                                           Advisors and PaineWebber.
                                                         o Joined the portfolio in 2004.
                                                         o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Large Cap Value Portfolio -- Class A

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Years Ended December 31,                                                2004     2003      2002      2001     2000^a
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Selected Per Share Data
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Net asset value, beginning of period                                  $14.57   $11.24    $13.40    $13.40   $14.70
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Income (loss) from investment operations:
  Net investment income (loss)^b                                         .27      .24       .23       .23      .30
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  Net realized and unrealized gain (loss) on investment transactions    1.18     3.33     (2.20)      .01     1.40
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  Total from investment operations                                      1.45     3.57     (1.97)      .24     1.70
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Less distributions from:
  Net investment income                                                 (.23)    (.24)     (.19)     (.24)    (.40)
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  Net realized gains on investment transactions                           --       --        --        --    (2.60)
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  Total distributions                                                   (.23)    (.24)     (.19)     (.24)   (3.00)
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Net asset value, end of period                                        $15.79   $14.57    $11.24    $13.40   $13.40
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Total Return (%)                                                       10.07    32.60    (14.98)     1.87    16.13
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                                   274      263       215       257      219
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Ratio of expenses (%)                                                    .80      .80       .79       .79      .80
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Ratio of net investment income (loss) (%)                               1.84     1.94      1.84      1.75     2.55
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Portfolio turnover rate (%)                                               40       58        84        72       56
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^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
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    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
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For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
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Portfolio -- Class A                        0.91         2.54            3.86
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7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
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Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
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Distribution/Service (12b-1) Fee                                      None
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Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
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Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
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The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

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Years Ended December 31,                                  2004      2003     2002      2001     2000
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Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
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Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
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  Total from investment operations                        .009      .007     .013      .037     .059
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Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
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Total Return (%)                                           .91       .72     1.35      3.75     6.10
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Ratios to Average Net Assets and Supplemental Data
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Net assets, end of period ($ millions)                     241       326      570       671      279
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Ratio of expenses (%)                                      .53       .54      .54       .55      .58
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Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
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Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

    10.98      -5.85       2.57       5.23       11.30       7.85       8.60
--------------------------------------------------------------------------------
    1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2005 Total Return as of March 31: -0.82%

Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            8.60             7.07               5.54

Index 1                        10.35             8.79               7.77

Index 2                        11.77            13.55              10.94

Index 3                        10.76             7.32               6.79

Index 4                         3.54             7.48               6.96
--------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                       0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $86            $268           $466          $1,037
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:


Jan Faller, CFA                              Andrew P. Cestone                          Sean P. McCaffrey, CFA
Managing Director of Deutsche Asset          Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Lead Manager of the           Management and Portfolio Manager of the    Management and Portfolio Manager of
portfolio.                                   portfolio.                                 the portfolio.
 o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
   1999 and the portfolio in 2000.              1998 and the portfolio in 2002.            1996 after five years of experience
 o Over 13 years of investment industry       o Prior to that, investment analyst,         as fixed income analyst at Fidelity
   experience.                                  Phoenix Investment Partners, from          Investments.
 o PanAgora Asset Management, Bond and          1997 to 1998.                            o Portfolio manager for structured
   Currency Investment Manager from 1995      o Prior to that, Credit Officer, asset       and quantitatively based active
   to 1999.                                     based lending group, Fleet Bank,           investment-grade and enhanced
 o BA, Westmont College; MBA, Amos Tuck         from 1995 to 1997.                         fixed-income strategies underlying
   School, Dartmouth College.                 o BA, University of Vermont.                 retail mutual funds and
                                                                                           institutional mandates.
                                                                                         o Head of the Fixed Income Enhanced
                                                                                           Strategies & Mutual Funds Team:
                                                                                           New York.
                                                                                         o Joined the portfolio in 2002.
                                                                                         o BS, Carnegie-Mellon University;
                                                                                           MBA, Yale University.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:


Brett Diment                                    Edwin Gutierrez
Managing Director of Deutsche Asset             Director of Deutsche Asset Management.
Management.                                      o Member of Emerging Debt team: London.
 o Joined Deutsche Asset Management in           o Joined Deutsche Asset Management in
   1991.                                           2000 after 5 years of experience
 o Over 13 years of investment industry            including emerging debt portfolio
   experience.                                     manager at INVESCO Asset Management
 o Head of Emerging Market Debt for                responsible for Latin America and Asia
   London Fixed Income and responsible             and economist responsible for Latin
   for coordinating research into                  America at LGT Asset Management.
   Continental European markets and              o Joined the portfolio in 2002.
   managing global fixed income,                 o BA, University of California-Berkeley;
   balanced and cash based portfolios:             MS, Georgetown University.
   London.
 o Joined the portfolio in 2002.
 o BSc, London School of Economics.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001^a   2000^b
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.82    $11.10   $10.27    $ 9.86   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                 .58       .41      .45       .48      .51
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .39       .47      .68       .03     (.26)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .97       .88     1.13       .51      .25
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --      (.15)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.54)     (.01)      --        --       --
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                    (.54)     (.16)    (.30)     (.10)    (.25)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.25    $11.82   $11.10    $10.27   $ 9.86
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         8.60      7.85    11.30      5.23     2.57
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     62        62       60        21        9
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .84       .83      .73       .66     1.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .84       .83      .73       .65     1.10
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.99      3.60     4.26      4.76     5.26
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               210       160       65        27      154
-----------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
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Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
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  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
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Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
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^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
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Scudder Blue Chip Portfolio                                            0.65%
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Scudder Fixed Income Portfolio                                         0.60%
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Scudder Government & Agency Securities Portfolio                       0.55%
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Scudder High Income Portfolio                                          0.60%
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Scudder International Select Equity Portfolio                          0.75%
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Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                      0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                         0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                     0.65%
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Scudder Total Return Portfolio                                         0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                   0.75%
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Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
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Next $335 million                                                   0.375%
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Next $250 million                                                   0.300%
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Over $800 million                                                   0.250%
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Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
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Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio, Scudder Strategic Income Portfolio and Scudder Total Return Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                   This page
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To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o Scudder Fixed Income Portfolio

o Scudder Government & Agency Securities Portfolio

o Scudder High Income Portfolio

o Scudder International Select Equity Portfolio

o Scudder Large Cap Value Portfolio

o Scudder Money Market Portfolio

o Scudder Small Cap Growth Portfolio

o Scudder Technology Growth Portfolio

o Scudder Total Return Portfolio

o SVS Dreman Small Cap Value Portfolio





Prospectus

May 1, 2005


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


How the Portfolios Work                                   Your Investment in the Portfolios

 3   Scudder Fixed Income Portfolio                       58   Buying and Selling Shares

 8   Scudder Government & Agency                          60   How the Portfolios Calculate Share Price
     Securities Portfolio
                                                          61   Distributions
13   Scudder High Income Portfolio
                                                          61   Taxes
19   Scudder International Select Equity Portfolio

24   Scudder Large Cap Value Portfolio

29   Scudder Money Market Portfolio

33   Scudder Small Cap Growth Portfolio

38   Scudder Technology Growth Portfolio

43   Scudder Total Return Portfolio

50   SVS Dreman Small Cap Value Portfolio

55   Other Policies and Risks

55   Investment Advisor

56   Portfolio Subadvisors






How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .55       .59      .90       .63     1.05
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.21)       --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       201      216       134       78
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
-------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Large Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2005, the Russell 1000 Value Index had a median market capitalization of $4.50 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


 30.38     19.26     -10.21     16.13       1.87      -14.98     32.60     10.07
--------------------------------------------------------------------------------
  1997     1998       1999       2000       2001       2002       2003     2004
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2005 Total Return as of March 31: -1.65%

Average Annual Total Returns (%) as of 12/31/2004

                              1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          10.07             7.98               10.65

Index                         16.49             5.27               11.09
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $82            $255           $444           $990
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi                                         Steve Scrudato, CFA
Managing Director of Deutsche Asset Management          Director of Deutsche Asset Management and Portfolio
and Lead Manager of the portfolio.                      Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996              o Joined Deutsche Asset Management in 2000 as a portfolio
   and the portfolio in 1997.                              specialist, Large Cap Value: New York.
 o Over 32 years of investment industry experience.      o Prior to that, 11 years of experience as a product
 o BBA, MBA, Hofstra University.                           specialist and client service executive at Dreyfus
                                                           Investment Advisors and various investment consulting
                                                           and manager research positions at Diversified Investment
                                                           Advisors and PaineWebber.
                                                         o Joined the portfolio in 2004.
                                                         o BA, Moravian College.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Large Cap Value Portfolio -- Class A

----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004     2003      2002      2001     2000^a
----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.57   $11.24    $13.40    $13.40   $14.70
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .27      .24       .23       .23      .30
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    1.18     3.33     (2.20)      .01     1.40
----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      1.45     3.57     (1.97)      .24     1.70
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                 (.23)    (.24)     (.19)     (.24)    (.40)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                           --       --        --        --    (2.60)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (.23)    (.24)     (.19)     (.24)   (3.00)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.79   $14.57    $11.24    $13.40   $13.40
----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       10.07    32.60    (14.98)     1.87    16.13
----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   274      263       215       257      219
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .80      .80       .79       .79      .80
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               1.84     1.94      1.84      1.75     2.55
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               40       58        84        72       56
----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -21.57     -32.39      -35.52     46.84       1.92
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            1.92           -12.57              -1.69

Index 1                         6.30            -9.29              -4.56

Index 2                         2.91           -15.90              -6.22
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                                     Anne Meisner
Managing Director of Deutsche Asset Management and Lead           Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and the portfolio in 2004.     o Joined Deutsche Asset Management in 2001, after 9 years
 o Head of Technology Global Sector Team.                            of experience at Goldman Sachs as vice president, both
 o Prior to joining Deutsche Asset Management, had 14 years          in the fixed income technology division, as well as in
   of experience as senior vice president, fund manager, head        equity research as the lead Infrastructure Software
   of communications and technology teams and equity analyst         analyst, previously serving as member of technical staff
   for Franklin Templeton Investments.                               at Bell Communications Research (formerly Bell Labs).
 o BA, University of California, Davis; MBA, University of         o Analyst for global equity, Hardware and Software
   California, Berkeley.                                             sector: New York.
                                                                   o Joined the portfolio in 2003.
                                                                   o BS, University of Wisconsin; MBA, Columbia University
                                                                     Business School; MS, Computer Science, Michigan State
                                                                     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Technology Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001     2000^a
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.84    $ 6.02   $ 9.36    $13.87   $17.77
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04      (.04)    (.03)      .01      .04
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .13      2.86    (3.30)    (4.50)   (3.84)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .17      2.82    (3.33)    (4.49)   (3.80)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --        --     (.01)     (.02)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            --        --       --        --     (.10)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      --        --     (.01)     (.02)    (.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.01    $ 8.84   $ 6.02    $ 9.36   $13.87
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         1.92     46.84   (35.52)   (32.39)  (21.57)
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    230       257      219       351      270
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                     .83       .86      .80       .81      .82
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .43      (.50)    (.37)      .12      .21
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               112        66       64        56      107
-----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                         0.60%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio                       0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                          0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                          0.75%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                      0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                         0.49%
--------------------------------------------------------------------------------

Portfolio Name                                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                     0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio*                                   0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                         0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                   0.75%
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* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
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Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
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Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
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Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio and Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Total Return Portfolio. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
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Scudder Variable Series II





o Scudder Fixed Income Portfolio


o Scudder Government & Agency Securities Portfolio


o Scudder High Income Portfolio


o Scudder Money Market Portfolio


o Scudder Small Cap Growth Portfolio


o Scudder Technology Growth Portfolio


o Scudder Total Return Portfolio


o SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents



   How the Portfolios Work                  Your Investment in the Portfolios

     3  Scudder Fixed Income Portfolio        48  Buying and Selling Shares

     8  Scudder Government & Agency           50  How the Portfolios Calculate
        Securities Portfolio                      Share Price

    13  Scudder High Income Portfolio         51  Distributions

    19  Scudder Money Market Portfolio        51  Taxes

    23  Scudder Small Cap Growth
        Portfolio

    28  Scudder Technology Growth
        Portfolio

    33  Scudder Total Return Portfolio

    40  SVS Dreman Small Cap Value
        Portfolio

    45  Other Policies and Risks

    45  Investment Advisor

    47  Portfolio Subadvisors



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

 9.04       7.93       -2.06       9.90       5.71      8.01       5.13     4.53
--------------------------------------------------------------------------------
 1997       1998        1999       2000       2001      2002       2003     2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                 Worst Quarter: -2.36%, Q2 2004

2005 Total Return as of March 31: -0.26%



Average Annual Total Returns (%) as of 12/31/2004



                             1 Year          5 Years     Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A           4.53            6.64              5.92

Index                          4.34            7.71              7.14
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                          Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                      0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                    None
--------------------------------------------------------------------------------
Other Expenses                                                      0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                    0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one-year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $67            $211           $368           $822
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The team is led by six senior portfolio managers who have final authority over all aspects of the portfolio's investment strategy for their particular sector area of expertise. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary W. Bartlett, CFA                                             Thomas J. Flaherty
Managing Director of Deutsche Asset Management and                Managing Director of Deutsche Asset Management and
Co-Lead Manager of the portfolio.                                 Co-Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1992 and                    o Joined Deutsche Asset Management in 1995 and the
   the portfolio in 2002.                                            portfolio in 2002.
 o Began investment career in 1982.                                o Began investment career in 1984.
 o BA, Bucknell University; MBA, Drexel University.                o BA, SUNY-Stony Brook.

J. Christopher Gagnier                                            Timothy C. Vile, CFA
Managing Director of Deutsche Asset Management andCo-Lead         Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Co-Lead Manager to the portfolio.
 o Joined Deutsche Asset Management in 1997 and the                o Joined Deutsche Asset Management in 1991.
   portfolio in 2002.                                              o Prior to that, portfolio manager for fixed-income
 o Prior to that, portfolio manager, Paine Webber, from              portfolios at
   1984 to 1997.                                                     Equitable Capital Management.
 o Began investment career in 1979.                                o Portfolio manager for Core Fixed Income and Global
 o BS, The Wharton School, University of Pennsylvania;               Aggregate Fixed Income.
   MBA, University of Chicago.                                     o Joined the portfolio in 2004.
                                                                   o BA, Susquehanna University.
Warren S. Davis
Managing Director of Deutsche Asset Management andCo-Lead         William T. Lissenden
Manager of the portfolio.                                         Director of Deutsche Asset Management and Portfolio Manager
 o Joined Deutsche Asset Management in 1995 and the               of the portfolio.
   portfolio in 2002.                                              o Joined Deutsche Asset Management in 2002 and the
 o Began investment career in 1985.                                  portfolio in 2003.
 o BS, Pennsylvania State University; MBA, Drexel University.      o Prior to that, fixed income strategist and director of
                                                                     research at Conseco Capital Management, director of
Daniel R. Taylor, CFA                                                fixed income research and product management at
Managing Director of Deutsche Asset Management and                   Prudential Securities, national sales manager for fixed
Co-Lead Manager of the portfolio.                                    income securities at Prudential Securities and
 o Joined Deutsche Asset Management in 1998 and the                  institutional sales professional at several firms
   portfolio in 2002.                                                including Prudential, Goldman Sachs and Merrill Lynch.
 o Prior to that, fixed income portfolio manager,                  o BS, St. Peter's College; MBA, Baruch College.
   asset-backed securities analyst and senior credit analyst,
   CoreStates Investment Advisors, from 1992 to 1998.
 o BS, Villanova University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Fixed Income Portfolio -- Class A

-------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
-------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.16    $11.98   $11.48    $11.45   $11.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .50       .45      .53       .62      .69
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .05       .14      .37       .01      .36
-------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .55       .59      .90       .63     1.05
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.43)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.21)       --       --        --       --
-------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.64)     (.41)    (.40)     (.60)    (.60)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.07    $12.16   $11.98    $11.48   $11.45
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            4.53      5.13     8.01      5.71     9.90
-------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       201      216       134       78
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .66       .66      .65       .64      .68
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .66       .66      .65       .64      .67
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   4.18      3.75     4.57      5.46     6.36
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  185^d     229^d    267       176      311
-------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment, computer/hardware, IT services, the internet and health technology. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          -21.57     -32.39      -35.52     46.84       1.92
--------------------------------------------------------------------------------
                           2000       2001        2002       2003       2004
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2005 Total Return as of March 31: -8.31%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            1.92           -12.57              -1.69

Index 1                         6.30            -9.29              -4.56

Index 2                         2.91           -15.90              -6.22
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.83
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $85            $265           $460          $1,025
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings

The following people handle the day-to-day management of the portfolio:

Ian Link, CFA                                                     Anne Meisner
Managing Director of Deutsche Asset Management and Lead           Managing Director of Deutsche Asset Management and
Manager of the portfolio.                                         Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and the portfolio in 2004.     o Joined Deutsche Asset Management in 2001, after 9 years
 o Head of Technology Global Sector Team.                            of experience at Goldman Sachs as vice president, both
 o Prior to joining Deutsche Asset Management, had 14 years          in the fixed income technology division, as well as in
   of experience as senior vice president, fund manager, head        equity research as the lead Infrastructure Software
   of communications and technology teams and equity analyst         analyst, previously serving as member of technical staff
   for Franklin Templeton Investments.                               at Bell Communications Research (formerly Bell Labs).
 o BA, University of California, Davis; MBA, University of         o Analyst for global equity, Hardware and Software
   California, Berkeley.                                             sector: New York.
                                                                   o Joined the portfolio in 2003.
                                                                   o BS, University of Wisconsin; MBA, Columbia University
                                                                     Business School; MS, Computer Science, Michigan State
                                                                     University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Technology Growth Portfolio -- Class A

-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2004      2003     2002      2001     2000^a
-----------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.84    $ 6.02   $ 9.36    $13.87   $17.77
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .04      (.04)    (.03)      .01      .04
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .13      2.86    (3.30)    (4.50)   (3.84)
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        .17      2.82    (3.33)    (4.49)   (3.80)
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    --        --     (.01)     (.02)      --
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            --        --       --        --     (.10)
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      --        --     (.01)     (.02)    (.10)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.01    $ 8.84   $ 6.02    $ 9.36   $13.87
-----------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         1.92     46.84   (35.52)   (32.39)  (21.57)
-----------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    230       257      219       351      270
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                     .83       .86      .80       .81      .82
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .43      (.50)    (.37)      .12      .21
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               112        66       64        56      107
-----------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2005, the Russell 2000 Value Index had a median market capitalization of $570 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   21.73      -11.25       2.80       4.05       17.63      -11.43     42.15       26.03
--------------------------------------------------------------------------------------------
    1997       1998        1999       2000       2001        2002       2003       2004
--------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2005 Total Return as of March 31: -0.51%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year          5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             26.03          14.20                 9.51

Index                            22.25          17.23                13.70
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                           Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     None
--------------------------------------------------------------------------------
Other Expenses                                                       0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                     0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman                                                 Nelson Woodward
Chairman and CIO of the subadvisor and Co-Manager of            Managing Director of the subadvisor and Co-Manager of
the portfolio.                                                  the portfolio.
 o Began investment career in 1957.                              o Began investment career in 1957.
 o Joined the portfolio in 2002.                                 o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value Management, L.L.C.
   since 1977.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004     2003      2002     2001      2000^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17      .19       .17      .09       .02
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        3.98     4.55     (1.67)    1.89       .42
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          4.15     4.74     (1.50)    1.98       .44
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.16)    (.15)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (.19)       --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)    (.34)     (.05)      --      (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.05   $16.06    $11.66   $13.21    $11.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           26.03    42.15    (11.43)   17.63      4.05
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       467      354       250      194        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .79      .80       .81      .79       .82
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .96     1.46      1.28      .77       .15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73       71        86       57        36
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                        Fee Paid
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                        0.60%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio      0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                         0.60%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                        0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio*                  0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                        0.55%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                  0.75%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder Total Return Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder Total Return Portfolio. DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the portfolio.

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to the portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.


Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.


How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Variable Series II





o Scudder Government & Agency Securities Portfolio


o Scudder High Income Portfolio


o Scudder International Select Equity Portfolio


o Scudder Money Market Portfolio


o Scudder Small Cap Growth Portfolio


o Scudder Total Return Portfolio



Prospectus

May 1, 2005


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

   How the Portfolios Work                    Your Investment in the Portfolios

     3  Scudder Government & Agency              37 Buying and Selling Shares
        Securities Portfolio
                                                 39 How the Portfolios Calculate
     8  Scudder High Income Portfolio               Share Price

    14  Scudder International Select Equity      40 Distributions
        Portfolio
                                                 40 Taxes
    19  Scudder Money Market Portfolio

    23  Scudder Small Cap Growth Portfolio

    28  Scudder Total Return Portfolio

    35  Other Policies and Risks

    35  Investment Advisor

    36  Portfolio Subadvisors



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

18.98     2.56     8.96     7.03     0.68     10.93     7.48     8.05    2.26    3.75
------------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001     2002    2003    2004
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For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -1.99%, Q1 1996

2005 Total Return as of March 31: -0.10%


Average Annual Total Returns (%) as of 12/31/2004

                               1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A             3.75             6.45               6.95

Index                            4.35             7.00               7.54
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.61
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $62            $195           $340           $762
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The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by co-managers who are responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Sean P. McCaffrey, CFA                                          William Chepolis, CFA
Managing Director of Deutsche Asset Management and              Managing Director of Deutsche Asset Management and
Co-Manager of the portfolio.                                    Co-Manager of the portfolio.
 o Joined Deutsche Asset Management in 1996 after five           o Joined Deutsche Asset Management in 1998 after 13
   years of experience as fixed income analyst at Fidelity         years of experience as vice president and portfolio
   Investments.                                                    manager for Norwest Bank where he managed the bank's
 o Portfolio manager for structured and quantitatively             fixed income and foreign exchange portfolios.
   based active investment-grade and enhanced fixed income       o Senior Mortgage Backed Portfolio Manager: New York.
   strategies underlying retail mutual fund and                  o Joined the portfolio in 2002.
   institutional mandates.                                       o BIS, University of Minnesota.
 o Head of the Fixed Income Enhanced Strategies & Mutual
   Funds Team: New York.
 o Joined the portfolio in 2002.
 o BS, Carnegie-Mellon University; MBA, Yale University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.54    $12.84   $12.32    $11.96   $11.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c                                                    .44       .31      .62       .61      .75
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .03      (.04)     .35       .25      .45
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .47       .27      .97       .86     1.20
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.35)     (.35)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment transactions                              (.11)     (.22)      --        --       --
------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.46)     (.57)    (.45)     (.50)    (.80)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.55    $12.54   $12.84    $12.32   $11.96
------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            3.75^e    2.26     8.05      7.48    10.93
------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       280       347      551       305      152
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .61       .61      .59       .60      .61
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   3.59      2.50     4.96      5.06     6.60
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  226^d     511^d    534^d     334      173
------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 391%, 536% and 651% for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

^e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes risk-adjusted relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o    assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.40       14.06      11.61       1.45        2.15      -8.68       2.63       -0.30      24.62       12.42
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2005 Total Return as of March 31: -0.91%


Average Annual Total Returns (%) as of 12/31/2004

                                          1 Year         5 Years       10 Years
--------------------------------------------------------------------------------

Portfolio -- Class A                       12.42           5.53           7.32
Index                                      11.95           8.17           8.62
--------------------------------------------------------------------------------

Index: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                            0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.66
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone
Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.
 o Joined Deutsche Asset Management in 1998 and the portfolio in 2002.
 o Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.
 o Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.
 o BA, University of Vermont.

The portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2004      2003     2002      2001^a   2000^b
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                .67       .67      .75       .84     1.14
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .31      1.03     (.74)     (.59)   (2.04)
--------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       .98      1.70      .01       .25     (.90)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                (.63)     (.67)    (.74)    (1.28)   (1.40)
  Net investment income
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.78    $ 8.43   $ 7.40    $ 8.13   $ 9.16
--------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       12.42     24.62     (.30)     2.63   (8.68)
--------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   393       413      329       335      309
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .66       .67      .66       .70      .68
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                      8.11      8.62    10.07      9.89    11.23
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              162       165      138        77       54
--------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFEr Index. The MSCI EAFEr Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFEr Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

As of March 31, 2005, the MSCI EAFEr Index has a median market capitalization of approximately $4.72 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 35 to 50 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFEr Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

o the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

o futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   12.83       16.49       9.46       10.02      45.71      -20.49     -24.43      -13.48     29.83       18.25
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999        2000       2001        2002      2003        2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2005 Total Return as of March 31: -1.13%

Average Annual Total Returns (%) as of 12/31/2004

                                     1 Year          5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                  18.25           -4.41            6.29

Index 1                               21.26           -0.30            5.89

Index 2                               20.25           -1.13            5.62
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                          0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.89
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $91            $284           $493          $1,096
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                                Matthias Knerr, CFA                       Sangita Uberoi, CFA
Managing Director of Deutsche Asset        Director, Deutsche Asset Management       Director, Deutsche Asset Management and
Management and Lead Manager of             and Manager of the portfolio.             Manager of the portfolio.
the portfolio.                              o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
 o Joined Deutsche Asset Management in        1995 and the portfolio in 2004.           1994 and the portfolio in 2004.
   1994 and the portfolio in 2002.          o Portfolio manager for EAFE Equities     o Portfolio manager for EAFE Equities.
 o Previously, four years of experience       and Global Equities.                    o Previous experience includes two
   managing European equities and           o BS, Pennsylvania State University.        years in equity research
   responsible for the insurance sector                                                 and investments at Lehman Brothers
   at Schroder Investment Management.                                                   and Smith Barney.
 o Head of International Select Equity                                                o BA, Tufts University.
   strategy; portfolio manager and
   analyst for Core EAFE strategy:
   London.
 o MA, Freiburg University.


The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder International Select Equity Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003      2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.18    $ 7.96    $ 9.24    $14.73   $21.45
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .17       .10       .12       .05      .08
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.67      2.23     (1.36)    (3.46)   (3.90)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.84      2.33     (1.24)    (3.41)   (3.82)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.11)     (.04)     (.10)      --
--------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --        --     (1.98)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.11)     (.04)    (2.08)   (2.90)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $11.91    $10.18    $ 7.96    $ 9.24   $14.73
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           18.25     29.83    (13.48)   (24.43)  (20.49)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184       147       120       121      179
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .89       .94       .85       .92      .84
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.58      1.17      1.46       .44      .47
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   88       139       190       145       87
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares


    5.66        5.03       5.25       5.15        4.84       6.10       3.75        1.35       0.72       0.91
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2005 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2004

                                         1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        0.91         2.54            3.86
--------------------------------------------------------------------------------

7-day yield as of December 31, 2004: 1.62%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.49%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.53
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $54            $170           $296           $665
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                  2004      2003     2002      2001     2000
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
  Total from investment operations                        .009      .007     .013      .037     .059
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.009)    (.007)   (.013)    (.037)   (.059)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------------------------------
Total Return (%)                                           .91       .72     1.35      3.75     6.10
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     241       326      570       671      279
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                      .53       .54      .54       .55      .58
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                         .88       .73     1.35      3.39     5.94
--------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2005, the Russell 2000 Growth Index had a median market capitalization of $488 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the managers look for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The managers seek to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock's fundamental investment thesis no longer holds, the team discovers a better opportunity within the same sector or if the stock's market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


Annual Total Returns (%) as of 12/31 each year -- Class A shares

   30.07       28.04      34.20       18.37      34.56      -10.71     -28.91      -33.36     32.94       11.02
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2005 Total Return as of March 31: -1.99%


Average Annual Total Returns (%) as of 12/31/2004

                                           1 Year         5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                        11.02          -8.99          8.31

Index                                       14.31          -3.57          7.12
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                  0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses^2                                                  0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                 0.71
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of 21st Century Growth Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Samuel A. Dedio                                                         Robert S. Janis
Managing Director of Deutsche Asset Management and Co-Lead              Managing Director of Deutsche Asset Management and Co-Lead
Portfolio Manager of the portfolio.                                     Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 after eight                  o Joined Deutsche Asset Management in 2004 and the
   years of experience as analyst at Ernst & Young, LLP,                   portfolio in 2005.
   Evergreen Asset Management and Standard & Poor's Corp.                o Co-Lead Portfolio Manager for US Micro, Small and Mid
 o Portfolio manager for US small- and mid-cap equity and                  Cap Equity: New York.
   senior small cap analyst for technology.                              o Previously, 19 years of investment industry experience,
 o Joined the portfolio in 2002.                                           including portfolio manager for Small/Mid Cap Equity at
 o BA, William Paterson University; MS, American University,               Credit Suisse Asset Management (and at its predecessor,
   Kogod School of Business.                                               Warburg Pincus Asset Management) and senior research
                                                                           analyst at US Trust Company of New York.
                                                                         o BA, University of Pennsylvania; MBA, The Wharton School,
                                                                           University of Pennsylvania.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001     2000^a
--------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.34    $ 8.53   $12.80    $21.64   $26.54
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.05)     (.04)    (.02)     (.02)    (.09)
--------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.30      2.85    (4.25)    (6.27)   (2.01)
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.25      2.81    (4.27)    (6.29)   (2.10)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                      --        --       --     (2.52)   (2.80)
  Net realized gains on investment transactions
--------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --        --       --      (.03)      --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --        --       --     (2.55)   (2.80)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.59    $11.34   $ 8.53    $12.80   $21.64
--------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           11.02     32.94   (33.36)   (28.91)  (10.71)
--------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       210       210      154       232      301
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .71       .69      .71       .68      .72
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.47)     (.41)    (.24)     (.12)    (.34)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  117       123       68       143      124
--------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio's assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio's investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio's investment objective. In deciding how to allocate the portfolio's assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The advisor sells securities or exchange currencies when they meet their target price objectives or when the advisor revises price objectives downward. In selecting emerging market securities, the advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, the portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares


   25.97       16.76      19.96       15.14      14.81      -2.63       -6.09      -15.17     18.10       6.64
-------------------------------------------------------------------------------------------------------------------
    1995        1996       1997       1998        1999       2000       2001        2002       2003       2004
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2005 Total Return as of March 31: -1.39%


Average Annual Total Returns (%) as of 12/31/2004

                                1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              6.64           -0.47               8.58

Index 1                          10.88           -2.30              12.07

Index 2                           4.34            7.71               7.72

Index 3                           6.30           -9.29               9.59
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee^1                                                        0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses^2                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses^3                                       0.51
--------------------------------------------------------------------------------

^1   Restated to reflect a new management fee schedule effective May 2, 2005.

^2 Restated and estimated to reflect the merger of Balanced Portfolio, a series of Scudder Variable Series I, into the portfolio on May 2, 2005.

^3 Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $52            $164           $285           $640
--------------------------------------------------------------------------------

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio's management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS") One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the portfolio. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone                           J. Christopher Gagnier                     Thomas F. Sassi
Managing Director of Deutsche Asset         Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager of         Management and Portfolio Manager of        Management and Portfolio Manager of
the portfolio.                              the portfolio.                             the portfolio.
 o Joined Deutsche Asset Management          o Joined Deutsche Asset Management         o Joined Deutsche Asset Management
   in 1998 and the portfolio in 2002.          in 1997 and the portfolio in 2002.         in 1996 and the portfolio in 2004.
 o Head of Core Plus Fixed Income.           o Prior to that, portfolio manager,        o Over 32 years of investment
 o Prior to that, investment analyst,          Paine Webber, from 1984 to 1997.           industry experience.
   Phoenix Investment Partners, from         o Began investment career in 1979.         o BBA, MBA, Hofstra University.
   1997 to 1998.                             o BS, The Wharton School, University
 o Prior to that, credit officer, asset        of Pennsylvania; MBA, University of     Julie M. Van Cleave, CFA
   based lending group, Fleet Bank, from       Chicago.                                Managing Director of Deutsche Asset
   1995 to 1997.                                                                       Management and Portfolio Manager of
 o BA, University of Vermont.               Arnim S. Holzer                            the portfolio.
                                            Director of Deutsche Asset Management       o Joined Deutsche Asset Management
Brett Diment                                and Lead Portfolio Manager                    and the portfolio in 2002.
Managing Director of Deutsche Asset         of the portfolio.                           o Head of Large Cap Growth Portfolio
Management and Portfolio Manager             o Joined Deutsche Asset Management           Selection Team.
of the portfolio.                              in 1999, having served with the          o Previous experience includes
 o Joined Deutsche Asset Management            equity and fixed-income investment         18 years of investment industry
   in 1991 and the portfolio in 2003.          committees.                                experience at Mason Street
 o Head of Emerging Market Debt for          o Senior Investment Strategist for           Advisors, as Managing Director and
   London Fixed Income and responsible         Asset Allocation.                          team leader for the large cap
   for coordinating research into            o Previous experience includes 18            investment team.
   Continental European markets and            years of investment industry             o BBA, MBA, University of Wisconsin --
   managing global fixed income,               experience, including 3 years              Madison.
   balanced and cash-based portfolios:         managing Emerging Markets Fixed
   London.                                     Income, Emerging Markets Equity and
 o Began investment career in 1991.            Emerging Markets balanced accounts
 o BSc, London School of Economics.            at Deltec Asset Management
                                               Corporation.
                                             o Joined the portfolio in 2004.
                                             o AB, Princeton University;
                                               MBA, Fordham University.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2004      2003     2002      2001^a   2000^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $21.32    $18.66   $22.57    $25.91   $28.82
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                             .47       .37      .47       .61      .74
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .93      2.90    (3.81)    (2.20)   (1.40)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.40      3.27    (3.34)    (1.59)    (.66)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                    (.35)     (.61)    (.57)     (.80)    (.90)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --     (.95)    (1.35)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.35)     (.61)    (.57)    (1.75)   (2.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.37    $21.32   $18.66    $22.57   $25.91
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            6.64     18.10   (15.17)   (6.09)    (2.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       622       667      640       861      851
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .59       .59      .58       .58      .61
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.18      1.88     2.32      2.63     2.75
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  131^d     102^d    140       115      107
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c   Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of each portfolio's policies and procedures with respect to the disclosure of a portfolio's holdings.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio      0.55%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                         0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio         0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                        0.49%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                        0.55%
--------------------------------------------------------------------------------

Effective October 1, 2004, Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $215 million                                                  0.500%
--------------------------------------------------------------------------------
Next $335 million                                                   0.375%
--------------------------------------------------------------------------------
Next $250 million                                                   0.300%
--------------------------------------------------------------------------------
Over $800 million                                                   0.250%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Small Cap Growth Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.650%
--------------------------------------------------------------------------------
Next $750 million                                                   0.625%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.600%
--------------------------------------------------------------------------------

Effective May 2, 2005, Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $250 million                                                  0.470%
--------------------------------------------------------------------------------
Next $750 million                                                   0.445%
--------------------------------------------------------------------------------
Over $1 billion                                                     0.410%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Total Return Portfolio. With regard to Scudder Total Return Portfolio, DeAMIS provides services related to foreign securities, foreign currency transactions and related instruments with regard to the portion of the portfolio that is allocated to it by the advisor from time to time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or the advisor. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisor and its affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisor believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage").

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio's policies as described in this prospectus and approved by the Board.

Each portfolio's policies include:

o each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

o each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See "How the Portfolios Calculate Share Price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account's policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account's ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders' trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios' policies and procedures may be modified or terminated at any time.

Since Scudder Money Market Portfolio holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.


How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------ = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be the portfolio's use of fair value pricing. This is intended to reduce the portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

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To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact Scudder Investments at the address listed below. The portfolios' SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
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Scudder Variable Series II                   811-5002
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